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                                                                     EXHIBIT 23






INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in this Post-Effective Amendment No. 1 to Registration Statement No. 2-85796 of Superior Surgical Mfg. Co., Inc. on Form S-8 of our report dated February 20, 1997, appearing in the Annual Report on Form 10-K of Superior Surgical Mfg. Co., Inc. for the year ended December 31, 1996.



/s/  Deloitte & Touche LLP


Tampa, Florida
March 28, 1997





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